UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2023

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 29, 2023, Weaver and Tidwell, L.L.P. (“Weaver”) notified Silver Star Properties REIT, Inc. (the “Company”) and the Audit Committee of the Board of Directors of its decision not to stand for reelection as the Company’s registered public accounting firm for the Annual Report for the 2023 fiscal year. The Executive Committee of the Board of Directors of the Company unanimously approved this decision and Weaver’s not standing for reelection.
The reports issued by Weaver on the Company’s financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Weaver for the years ended December 31, 2022 and 2021 included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with Weaver on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weaver’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.
In addition, during the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weakness in the Company's internal controls over financial reporting as disclosed in (a) Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part I, Item 4 of the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 resulting from (i) the insufficient design and operation of controls over the review, approval, and disclosure of related party transactions and (ii) the insufficient design of controls related to the timing for revenue recognition of estimated recoveries of operating expense items under leasing arrangements; and (b) Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 resulting from (i) a lack of proper authorization processes, approval controls, and segregation of duties to mitigate the risk of inappropriate transactions at our newly acquired subsidiary for the period ended September 30, 2023 (ii) material adjustments identified in connection with the deconsolidation of Hartman SPE, LLC; (c) Part I, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Part I, Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 resulting from a lack of adequate reconciliation and review of liability accounts, specifically accounts payable and accrued expenses, as well as the statement of cash flows.

The Board of Directors is seeking a new independent registered public accounting firm and intends to engage such firm as soon as practicable.

The Company provided Weaver with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K. A letter from Weaver addressed to the Securities and Exchange Commission stating that Weaver agrees with such disclosures is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Weaver & Tidwell, L.L.P.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Michael Racusin
Name: Michael Racusin
Title: Senior Vice President, General Counsel, and Corporate Secretary
Date:  December 4, 2023